4. Income Taxes (Tables)	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
Schedule of Deferred Tax Assets and Liabilities
Deferred tax assets:	2017	2016
NOL carryover	$598,181	$3,351
Valuation allowance	(598,181)	(3,351)
Net deferred tax asset	$–	$–

Schedule of Effective Income Tax Rate Reconciliation
	2017	2016
Book Loss	$520,572	$2,933
State taxes	74,258	418
Change in valuation allowance	(594,830)	(3,351)
Provision for Income Taxes	$–	$–